UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21327

BNY Mellon Investment Funds VI
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	11/30
Date of reporting period:	11/30/2022

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Balanced Opportunity Fund

ANNUAL REPORT November 30, 2022

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from December 1, 2021, through November 30, 2022, as provided by Torrey Zaches, CFA and James Stavena*, Asset Allocation Portfolio Managers, Brian Ferguson, John C. Bailer, CFA, James A. Lydotes, CFA, Matthew T. Jenkin, Karen Behr, Keith Howell, John R. Porter III, portfolio managers employed by one of the fund’s sub-advisers, Newton Investment Management North America, LLC (NIMNA), and David Bowser, CFA, portfolio manager employed by one of the fund’s sub-advisers, Insight North America LLC (INA).

*Became a portfolio manager effective June 29, 2022.

Market and Fund Performance Overview

For the 12-month period ended November 30, 2022, the BNY Mellon Balanced Opportunity Fund’s (the “fund”) Class A shares, Class C shares, Class I shares, Class J shares, Class Y shares and Class Z shares produced total returns of −11.11%, −11.82%, −10.90%, −10.92%, −10.94% and −10.99%, respectively.1 In comparison, the S&P 500® Index and the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg Index”), produced total returns of −9.21% and −12.84%, respectively, for the same period.2,3 Separately, a Customized Blended Index composed of 60% S&P 500® Index and 40% Bloomberg Index produced a total return of −10.35% for the same period.4

Stocks and bonds lost ground during the reporting period under pressure from increasing inflation, rising interest rates and uncertainties related to Russia’s invasion of Ukraine. The fund underperformed the Customized Blended Index, largely due to underweight stock allocation to the consumer staples sector and overweight fixed-income allocation to corporates and commercial mortgage-backed securities.

The Fund’s Investment Approach

The fund seeks high total return through a combination of capital appreciation and current income. To pursue its goal, the fund invests in a diversified mix of stocks and fixed-income securities. The fund varies the mix of stocks and bonds, but normally the fund allocates between 25% and 50% to fixed-income securities and between 75% and 50% to equities. The fund’s investment adviser allocates fund assets among the fund’s equity portfolio managers and the fund’s fixed-income portfolio managers—based on an assessment of the relative return and risk of each asset class and an analysis of several factors, including general economic conditions, anticipated future changes in interest rates and the outlook for stocks generally.

In the equity portion of the fund’s portfolio, we strive to create a broadly diversified blend of growth and value stocks. Stock selection is made through extensive quantitative and fundamental research. The fund may invest up to 20% of its assets in foreign equity securities.

In the fixed-income portion of the fund’s portfolio, we may include corporate bonds, debentures, notes, mortgage-related securities, including collateralized mortgage obligations (CMOs), asset-backed securities, convertible securities, municipal obligations, zero-coupon bonds and money market instruments.

Inflation-Driven Rate Increases Pressure Markets

Shifting monetary policy weighed on U.S. equity and fixed-income markets from the start of the reporting period, with hawkish rhetoric issued by the U.S. Federal Reserve (the “Fed”) in response to rising inflation. Inflationary forces were exacerbated by the Russian invasion of Ukraine in early 2022. As the largest land war in Europe since World War II continued with no sign of an early resolution, European markets began contemplating the possibility of reduced or curtailed oil and natural gas exports from Russia, a leading source of energy commodities to the continent. Energy costs, already at elevated levels, spiked higher, along with prices of crucial agricultural chemicals and industrial metals. COVID-19-related lockdowns in China snarled global supply lines, creating product shortages and leading to still higher prices. The Fed responded to mounting inflationary pressures with its most aggressive series of interest-rate increases in decades, raising the specter of a possible recession, which put further downward pressure on equity and fixed-income markets.

Stock and bond markets started the third quarter of 2022 on a firmer footing, bolstered by better-than-expected corporate earnings and a less hawkish tone from the Fed. However, Fed Chair Powell’s speech at the Jackson Hole Economic Symposium in August disabused investors of any nascent hopes that a dovish policy pivot might materialize in the near future. Somewhat higher-than-expected U.S. consumer price inflation numbers in September underscored the argument in favor of maintaining tight U.S. monetary conditions. These factors inevitably undermined most asset classes, with broadly negative sentiment aggravated by Russia’s actions to cut flows of natural gas to Europe ahead of winter, and by the turmoil in the gilt market following the UK government’s ill-fated ‘mini-budget’ in late September. U.S. equity and fixed-income indices moved broadly higher in October and November as investors considered mixed corporate earnings and less hawkish headlines regarding the Fed’s planned interest-rate increases. However, the risk of recession remained a real concern.

For the reporting period as a whole, risk assets underperformed. Equity markets tended to reward stocks exhibiting defensive and value characteristics, while growth-oriented shares remained generally out of favor. Within fixed-income markets, spread sectors, including corporates and securitized instruments, underperformed U.S, Treasury securities.

Equity and Bond Positioning Detract from Relative Performance

On the equity side, the fund’s performance relative to the Customized Blended Index suffered due to underweight exposure to consumer staples, the second-best performing sector in the S&P 500® Index after energy. The consumer staples sector benefited from its defensive characteristics amid a flight to safety in response to macroeconomic concerns; however, we found most of the sector’s stocks unattractively valued in the context of prevailing economic pressures.

The fund’s equity positions outperformed the Index in all other sectors, with particularly strong returns in energy, health care, communications services and industrials. In energy, overweight exposure and strong stock selection bolstered returns. Top performers were diversified across the sector, including oil & gas exploration & production companies, such as Marathon Petroleum, Hess and EQT; refiners, such as Valero Energy; service providers, such as Schlumberger; and diversified companies, such as Exxon Mobil. Among financials,

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

stock selection drove performance, led by holdings in capital markets companies LPL Financial Holdings, which exhibited strong, organic growth, and The Goldman Sachs Group, to which the fund added exposure on weakness early in the period, and which performed strongly later. Financial sector performance also benefited from underweight exposure to underperforming diversified financial services company JP Morgan Chase & Co. throughout most of the period. In health care, overweight allocation enhanced performance given the sector’s defensive profile, as did strong stock selections, such as services provider McKesson and pharmaceutical firms AbbVie, Eli Lilly & Co. and Merck & Co. In the lagging communications services sector, underweight exposure supported relative returns, while in industrials, positive stock selection and overweight allocation added to performance, led by defense company holdings, such as Northrop Grumman, and electrical equipment makers, such as Hubbell.

The performance of the fixed-income portion of the fund relative to the Bloomberg Index suffered due to overweight allocation to corporate bonds and commercial mortgage-backed securities. However, the fund’s defensive duration positioning contributed positively as rates rose.

Positioned for Prevailing Conditions

From an asset-allocation perspective, as of November 30, 2022, the holds approximately 58% of assets in equities, 36% in fixed-income securities, and 6% in cash, representing a slight decrease in equities and increase in cash from the start of the reporting period.

Among equities, prevailing market conditions have led us to find a relatively large number of attractive investment opportunities in the financials, health care and energy sectors. Within financials, the fund emphasizes insurers, where we expect positive pricing trends to drive higher-than-expected earnings in the near term, and diversified financials, where we have identified several businesses with long-term earnings power and return-on-equity characteristics that are not fully reflected in current share prices. The fund’s overweight health care allocation reflects our view of the economic resilience of select companies, which provide downside protection in an uncertain economic environment, as well as company-specific drivers that we believe may serve as catalysts for stock appreciation. In energy, we are finding compelling risk/reward profiles given prevailing supply-and-demand dynamics, particularly among companies returning capital to shareholders through aggressive share buyback and dividend programs. Conversely, the fund holds zero exposure to consumer staples, where valuations appear high, and where inflation is creating headwinds to earnings momentum. The fund also holds underweight exposure to communication services, where telecommunications companies face a challenging competitive environment, and where questions regarding the profitability of streaming services remain unanswered for some large media names. Finally, in real estate, where many companies are highly levered and vulnerable to rising interest rates, we are finding few compelling investment opportunities.

The bond portion of the fund is positioned with the expectation that markets have already seen the majority of the rate increases for the current cycle. Accordingly, the fund has shifted to a neutral duration position after being underweight duration for the first three quarters of 2022. During the third quarter, the fund moved to overweight exposure to mortgage-backed securities, which appear attractive for the first time in years. As of end of the period, the fund also holds overweight exposure to corporate bonds, which we view as reasonably priced even if the economy slows.

December 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 31, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap, U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

4 The source for the Customized Blended Index is FactSet.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, Class I shares, Class J shares and Class Z shares of BNY Mellon Balanced Opportunity Fund with a hypothetical investment of $10,000 in the S&P 500® Index, Bloomberg U.S. Aggregate Bond Index and an index comprised of 60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index (the “Customized Blended Index”).

† Source: Lipper Inc.

†† Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A shares, Class C shares, Class I shares, Class J shares, and Class Z shares of BNY Mellon Balanced Opportunity Fund on 11/30/12 to a hypothetical investment of $10,000 made in the S&P 500® Index, Bloomberg U.S. Aggregate Bond Index and Customized Blended Index on that date. All dividends and capital gain distributions are reinvested. Returns for the Customized Blended Index are re-balanced monthly.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Balanced Opportunity Fund with a hypothetical investment of $1,000,000 in the S&P 500® Index, Bloomberg U.S. Aggregate Bond Index and an index comprised of 60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index (the “Customized Blended Index”).

† Source: Lipper Inc.

†† Source: FactSet

††† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/30/16 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Balanced Opportunity Fund on 11/30/12 to a hypothetical investment of $1,000,000 made in the S&P 500® Index, Bloomberg U.S. Aggregate Bond Index and Customized Blended Index on that date. All dividends and capital gain distributions are reinvested. Returns for the Customized Blended Index are re-balanced monthly.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses of the fund’s Class Y Shares. The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 11/30/2022
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	1/30/04	-16.22%	3.85%	6.69%
without sales charge	1/30/04	-11.11%	5.09%	7.32%
Class C shares
with applicable redemption charge†	1/30/04	-12.60%	4.29%	6.52%
without redemption	1/30/04	-11.82%	4.29%	6.52%
Class I shares	1/30/04	-10.90%	5.36%	7.59%
Class J shares	3/16/87	-10.92%	5.34%	7.59%
Class Y shares	9/30/16	-10.94%	5.35%	7.59%††
Class Z shares	12/17/04	-10.99%	5.27%	7.51%
S&P 500® Index		-9.21%	10.97%	13.33%
Bloomberg U.S. Aggregate Bond Index		-12.84%	.21%	1.09%
Customized Blended Index		-10.35%	6.93%	8.54%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/30/16 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Balanced Opportunity Fund from June 1, 2022 to November 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended November 30, 2022

	Class A	Class C	Class I	Class J	Class Y	Class Z
Expenses paid per $1,000†	$5.74	$9.47	$4.50	$4.50	$4.50	$4.99
Ending value (after expenses)	$991.70	$987.50	$992.60	$992.60	$992.60	$992.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended November 30, 2022

	Class A	Class C	Class I	Class J	Class Y	Class Z
Expenses paid per $1,000†	$5.82	$9.60	$4.56	$4.56	$4.56	$5.06
Ending value (after expenses)	$1,019.30	$1,015.54	$1,020.56	$1,020.56	$1,020.56	$1,020.05
†

Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class C, .90% for Class I, .90% for Class J, .90% for Class Y and 1.00% for Class Z, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2022

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 34.9%
Aerospace & Defense - .2%
Raytheon Technologies Corp., Sr. Unscd. Notes	4.13	11/16/2028	200,000		193,994
The Boeing Company, Sr. Unscd. Notes	3.20	3/1/2029	280,000		246,444
The Boeing Company, Sr. Unscd. Notes	3.63	2/1/2031	100,000		88,223
				528,661
Agriculture - .0%
Philip Morris International Inc, Sr. Unscd. Notes	5.63	11/17/2029	50,000		50,884
Asset-Backed Certificates - .5%
CNH Equipment Trust, Ser. 2021-A, Cl. A3	0.40	12/15/2025	430,817		411,914
Dell Equipment Finance Trust, Ser. 2021-1, Cl. A3	0.43	5/22/2026	495,000	[a]	483,080
New Economy Assets Phase 1 Sponsor LLC, Ser. 2021-1, Cl. A1	1.91	10/20/2061	495,000	[a]	419,464
Verizon Owner Trust, Ser. 2019-C, Cl. A1A	1.94	4/22/2024	14,788		14,749
				1,329,207
Asset-Backed Certificates/Auto Receivables - .9%
Carvana Auto Receivables Trust, Ser. 2021-P4, Cl. A3	1.31	1/11/2027	365,000		344,670
Hertz Vehicle Financing LLC, Ser. 2021-1A, CI. A	1.21	12/26/2025	575,000	[a]	527,642
Hyundai Auto Receivables Trust, Ser. 2022-C, CI. A4	5.52	10/16/2028	376,000		381,172
OSCAR US Funding Trust IX LLC, Ser. 2018-2A, Cl. A4	3.63	9/10/2025	67,664	[a]	67,463
OSCAR US Funding Trust VIII LLC, Ser. 2018-1A, Cl. A4	3.50	5/12/2025	31,852	[a]	31,841
OSCAR US Funding XI LLC, Ser. 2019-2A, Cl. A4	2.68	9/10/2026	294,187	[a]	288,037
OSCAR US Funding XII LLC, Ser. 2021-1A, Cl. A4	1.00	4/10/2028	380,000	[a]	341,160
Toyota Auto Receivables Owner Trust, Ser. 2022-D, CI. A3	5.30	9/15/2027	579,000		585,226
				2,567,211
Automobiles & Components - .3%
General Motors Financial Co., Sr. Unscd. Notes	2.35	1/8/2031	280,000		216,488
General Motors Financial Co., Sr. Unscd. Notes	2.40	4/10/2028	545,000		460,376

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 34.9% (continued)
Automobiles & Components - .3% (continued)
Stellantis Finance US Inc., Gtd. Notes	2.69	9/15/2031	200,000	[a]	154,616
				831,480
Banks - 2.6%
Bank of America Corp., Sr. Unscd. Notes	1.20	10/24/2026	110,000		97,696
Bank of America Corp., Sr. Unscd. Notes	3.42	12/20/2028	105,000		95,816
Bank of America Corp., Sr. Unscd. Notes	3.97	2/7/2030	250,000		230,170
Bank of America Corp., Sr. Unscd. Notes	4.00	4/1/2024	68,000		67,503
Barclays PLC, Sr. Unscd. Notes	3.93	5/7/2025	205,000		197,809
BNP Paribas SA, Sr. Unscd. Notes	1.68	6/30/2027	250,000	[a]	215,758
Citigroup Inc., Sr. Unscd. Notes	3.88	10/25/2023	325,000		322,602
Citigroup Inc., Sr. Unscd. Notes	4.65	7/30/2045	260,000		231,219
Citizens Bank NA, Sr. Unscd. Notes	3.75	2/18/2026	250,000		239,790
Cooperatieve Rabobank UA, Sr. Unscd. Notes	1.34	6/24/2026	280,000	[a]	250,747
First Republic Bank, Sr. Unscd. Notes	1.91	2/12/2024	250,000		247,919
ING Groep NV, Sr. Unscd. Notes	3.55	4/9/2024	200,000		195,714
JPMorgan Chase & Co., Sr. Unscd. Notes	0.65	9/16/2024	185,000		177,773
JPMorgan Chase & Co., Sr. Unscd. Notes	3.70	5/6/2030	400,000		363,907
JPMorgan Chase & Co., Sr. Unscd. Notes	3.96	1/29/2027	255,000		245,170
JPMorgan Chase & Co., Sr. Unscd. Notes	4.45	12/5/2029	185,000		176,014
KfW, Govt. Gtd. Notes	2.38	12/29/2022	565,000		564,149
Lloyds Banking Group PLC, Sr. Unscd. Notes	1.63	5/11/2027	280,000		241,395
Morgan Stanley, Sr. Unscd. Notes	3.75	2/25/2023	310,000		309,234
Morgan Stanley, Sr. Unscd. Notes	4.00	7/23/2025	75,000		73,519
Morgan Stanley, Sr. Unscd. Notes	4.43	1/23/2030	300,000		284,052
NatWest Group PLC, Sr. Unscd. Notes	1.64	6/14/2027	200,000		171,312
NatWest Group PLC, Sr. Unscd. Notes	4.27	3/22/2025	250,000		243,362
Royal Bank of Canada, Sr. Unscd. Notes	2.55	7/16/2024	230,000		221,422
The Goldman Sachs Group Inc., Sr. Unscd. Notes	3.81	4/23/2029	610,000		561,719
Truist Financial Corp., Sr. Unscd. Notes	2.50	8/1/2024	265,000		254,802
U.S. Bancorp, Sr. Unscd. Notes	2.40	7/30/2024	205,000		197,958

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 34.9% (continued)
Banks - 2.6% (continued)
Wells Fargo & Co., Sr. Unscd. Notes	4.15	1/24/2029	405,000	382,369
Wells Fargo & Co., Sub. Notes	4.30	7/22/2027	320,000	309,255
				7,170,155
Beverage Products - .3%
Anheuser-Busch InBev Worldwide Inc., Gtd. Notes	4.00	4/13/2028	460,000	445,663
Anheuser-Busch InBev Worldwide Inc., Gtd. Notes	4.90	2/1/2046	180,000	168,676
Keurig Dr Pepper Inc., Gtd. Notes	3.20	5/1/2030	280,000	246,888
				861,227
Building Materials - ..1%
Carrier Global Corp., Sr. Unscd. Notes	2.49	2/15/2027	235,000	213,527
Chemicals - .1%
Nutrien Ltd., Sr. Unscd. Notes	3.95	5/13/2050	220,000	173,388
The Dow Chemical Company, Sr. Unscd. Notes	4.63	10/1/2044	145,000	121,081
The Sherwin-Williams Company, Sr. Unscd. Notes	2.30	5/15/2030	75,000	62,236
				356,705
Commercial & Professional Services - .2%
ERAC USA Finance LLC, Gtd. Notes	7.00	10/15/2037	280,000	[a] 305,243
PayPal Holdings Inc., Sr. Unscd. Notes	2.65	10/1/2026	165,000	153,465
PayPal Holdings Inc., Sr. Unscd. Notes	3.25	6/1/2050	135,000	95,564
				554,272
Commercial Mortgage Pass-Through Certificates - 1.0%
CAMB Commercial Mortgage Trust, Ser. 2019-LIFE, Cl. A, 1 Month LIBOR +1.07%	4.94	12/15/2037	225,000	[a,b] 220,563
Citigroup Commercial Mortgage Trust, Ser. 2020-GC46, Cl. A2	2.71	2/15/2053	140,000	130,919
Commercial Mortgage Trust, Ser. 2013-CR8, Cl. A5	3.61	6/10/2046	461,700	458,112
Commercial Mortgage Trust, Ser. 2014-UBS3, Cl. A3	3.55	6/10/2047	362,841	351,113
CSAIL Commercial Mortgage Trust, Ser. 2017-CX10, Cl. A4	3.19	11/15/2050	240,000	220,047
DBCG Mortgage Trust, Ser. 2017-BBG, Cl. A, 1 Month LIBOR +0.70%	4.58	6/15/2034	335,000	[a,b] 328,565
GS Mortgage Securities Trust, Ser. 2013-GC13, CI. A5	4.18	7/10/2046	220,000	217,631
GS Mortgage Securities Trust, Ser. 2019-GC39, Cl. A3	3.31	5/10/2052	215,000	191,457

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 34.9% (continued)
Commercial Mortgage Pass-Through Certificates - 1.0% (continued)
Tricon American Homes Trust, Ser. 2017-SFR2, Cl. A	2.93	1/17/2036	222,463	[a]	214,535
Wells Fargo Commercial Mortgage Trust, Ser. 2014-LC18, Cl. A4	3.15	12/15/2047	158,611		150,990
Wells Fargo Commercial Mortgage Trust, Ser. 2020-C56, CI. A5	2.45	6/15/2053	135,000		112,320
WFRBS Commercial Mortgage Trust, Ser. 2014-C22, Cl. A4	3.49	9/15/2057	174,134		167,311
				2,763,563
Consumer Discretionary - .1%
Marriott International Inc., Sr. Unscd. Notes, Ser. HH	2.85	4/15/2031	465,000		380,345
Consumer Staples - .0%
The Estee Lauder Companies, Sr. Unscd. Notes	2.38	12/1/2029	115,000		99,324
Diversified Financials - .6%
AerCap Global Aviation Trust, Gtd. Notes	1.75	1/30/2026	225,000		198,596
AerCap Global Aviation Trust, Gtd. Notes	3.30	1/30/2032	180,000		143,581
Air Lease Corp., Sr. Unscd. Notes	1.88	8/15/2026	215,000		188,087
Air Lease Corp., Sr. Unscd. Notes	2.88	1/15/2026	135,000		124,411
American Express Co., Sr. Unscd. Notes	2.50	7/30/2024	130,000		125,422
American Express Co., Sr. Unscd. Notes	3.40	2/22/2024	180,000		177,152
Discover Financial Services, Sr. Unscd. Notes	6.70	11/29/2032	342,000		348,281
Intercontinental Exchange Inc., Sr. Unscd. Notes	4.35	6/15/2029	130,000		128,378
USAA Capital Corp., Sr. Unscd. Notes	2.13	5/1/2030	165,000	[a]	136,115
Visa Inc., Sr. Unscd. Notes	3.15	12/14/2025	100,000		96,349
				1,666,372
Energy - .9%
Cameron LNG LLC, Sr. Scd. Notes	3.30	1/15/2035	260,000	[a]	215,406
Cheniere Corpus Christi Holdings LLC, Sr. Scd. Notes	3.70	11/15/2029	285,000		260,239
EIG Pearl Holdings SARL, Sr. Scd. Bonds	3.55	8/31/2036	385,000	[a]	320,498
Enbridge Inc., Gtd. Notes	3.13	11/15/2029	175,000		154,539
Energy Transfer LP, Sr. Unscd. Notes	4.90	2/1/2024	225,000		223,707
Enterprise Products Operating LLC, Gtd. Notes	2.80	1/31/2030	185,000		160,122
Enterprise Products Operating LLC, Gtd. Notes	3.30	2/15/2053	190,000		130,662

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 34.9% (continued)
Energy - .9% (continued)
Equinor ASA, Gtd. Notes	3.25	11/18/2049	130,000		98,195
Kinder Morgan Energy Partners LP, Gtd. Notes	5.00	3/1/2043	140,000		122,435
Kinder Morgan Energy Partners LP, Gtd. Notes	6.55	9/15/2040	210,000		212,547
MPLX LP, Sr. Unscd. Notes	4.13	3/1/2027	110,000		105,043
MPLX LP, Sr. Unscd. Notes	5.20	3/1/2047	210,000		182,064
Spectra Energy Partners LP, Gtd. Notes	4.75	3/15/2024	75,000		74,619
Totalenergies Capital International SA, Gtd. Notes	3.46	2/19/2029	260,000		244,953
				2,505,029
Environmental Control - .3%
Republic Services Inc., Sr. Unscd. Notes	2.38	3/15/2033	525,000	[c]	425,439
Republic Services Inc., Sr. Unscd. Notes	2.50	8/15/2024	100,000		95,917
Waste Management Inc., Gtd. Notes	2.00	6/1/2029	145,000	[c]	124,390
Waste Management Inc., Gtd. Notes	3.15	11/15/2027	100,000	[c]	93,629
				739,375
Food Products - .1%
Conagra Brands Inc., Sr. Unscd. Notes	1.38	11/1/2027	180,000		149,872
Mondelez International Inc., Sr. Unscd. Notes	2.13	3/17/2024	151,000		145,633
				295,505
Foreign Governmental - .4%
Hungary, Sr. Unscd. Notes	2.13	9/22/2031	200,000	[a]	150,391
Hungary, Sr. Unscd. Notes	5.25	6/16/2029	250,000	[a]	241,312
Italy, Sr. Unscd. Notes	1.25	2/17/2026	400,000		346,022
Italy, Sr. Unscd. Notes	2.88	10/17/2029	225,000		186,808
Mexico, Sr. Unscd. Notes	2.66	5/24/2031	310,000		257,037
Uruguay, Sr. Unscd. Bonds	4.38	1/23/2031	60,000		60,066
				1,241,636
Health Care - 1.4%
Abbott Laboratories, Sr. Unscd. Notes	4.90	11/30/2046	170,000		170,830
AbbVie Inc., Sr. Unscd. Notes	3.20	11/21/2029	220,000		201,070
AmerisourceBergen Corp., Sr. Unscd. Notes	3.25	3/1/2025	130,000		125,584
Amgen Inc., Sr. Unscd. Notes	3.15	2/21/2040	255,000		196,428
AstraZeneca PLC, Sr. Unscd. Notes	1.38	8/6/2030	160,000		128,136
Biogen Inc., Sr. Unscd. Notes	2.25	5/1/2030	235,000		194,091
Bio-Rad Laboratories Inc., Sr. Unscd. Notes	3.70	3/15/2032	430,000		373,341

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 34.9% (continued)
Health Care - 1.4% (continued)
Bristol-Myers Squibb Co., Sr. Unscd. Notes	3.20	6/15/2026	89,000		85,560
Bristol-Myers Squibb Co., Sr. Unscd. Notes	3.40	7/26/2029	25,000		23,431
Cigna Corp., Gtd. Notes	4.38	10/15/2028	295,000		287,804
CVS Health Corp., Sr. Unscd. Notes	4.30	3/25/2028	50,000		48,639
CVS Health Corp., Sr. Unscd. Notes	5.05	3/25/2048	350,000		325,466
DH Europe Finance II, Gtd. Notes	2.60	11/15/2029	180,000		159,096
GE Healthcare Holding LLC, Gtd. Notes	5.91	11/22/2032	380,000	[a]	399,396
Gilead Sciences Inc., Sr. Unscd. Notes	3.65	3/1/2026	75,000		72,643
Gilead Sciences Inc., Sr. Unscd. Notes	4.75	3/1/2046	110,000		101,310
Illumina Inc., Sr. Unscd. Notes	5.75	12/13/2027	86,000		86,652
Medtronic Inc., Gtd. Notes	4.63	3/15/2045	50,000		48,018
Merck & Co., Sr. Unscd. Notes	2.90	3/7/2024	115,000		112,750
Merck & Co., Sr. Unscd. Notes	3.40	3/7/2029	60,000		56,581
Pfizer Inc., Sr. Unscd. Notes	2.95	3/15/2024	40,000		39,286
Pfizer Inc., Sr. Unscd. Notes	3.20	9/15/2023	45,000		44,485
Pfizer Inc., Sr. Unscd. Notes	3.45	3/15/2029	55,000		52,210
Regeneron Pharmaceuticals Inc., Sr. Unscd. Notes	1.75	9/15/2030	112,000		88,091
Royalty Pharma PLC, Gtd. Notes	2.15	9/2/2031	325,000		250,827
UnitedHealth Group Inc., Sr. Unscd. Notes	2.88	8/15/2029	150,000		135,215
UnitedHealth Group Inc., Sr. Unscd. Notes	4.75	7/15/2045	155,000		146,545
Viatris Inc., Gtd. Notes	2.70	6/22/2030	100,000		79,842
				4,033,327
Industrial - .2%
GE Capital Funding LLC, Gtd. Notes	4.55	5/15/2032	460,000		447,938
Information Technology - .1%
Fidelity National Information Services Inc., Sr. Unscd. Notes	3.10	3/1/2041	225,000		158,300
Microsoft Corp., Sr. Unscd. Notes	2.53	6/1/2050	110,000		75,922
				234,222
Insurance - 1.0%
American International Group Inc., Sr. Unscd. Notes	3.90	4/1/2026	60,000		58,323
American International Group Inc., Sr. Unscd. Notes	4.38	6/30/2050	200,000		173,355
Five Corners Funding Trust II, Sr. Unscd. Notes	2.85	5/15/2030	260,000	[a]	220,968
Jackson Financial Inc., Sr. Unscd. Notes	3.13	11/23/2031	195,000		149,737

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 34.9% (continued)
Insurance - 1.0% (continued)
Massachusetts Mutual Life Insurance Co., Sub. Notes	3.38	4/15/2050	225,000	[a]	158,519
MassMutual Global Funding II, Scd. Notes	2.95	1/11/2025	200,000	[a]	192,489
Metropolitan Life Global Funding I, Sr. Scd. Notes	3.00	9/19/2027	545,000	[a]	499,080
New York Life Global Funding, Scd. Notes	2.88	4/10/2024	250,000	[a]	243,406
New York Life Insurance Co., Sub. Notes	3.75	5/15/2050	205,000	[a]	157,859
Pacific Life Global Funding II, Scd. Notes	1.20	6/24/2025	375,000	[a]	341,050
Pacific Life Global Funding II, Scd. Notes	1.38	4/14/2026	270,000	[a]	239,891
Pricoa Global Funding I, Scd. Notes	2.40	9/23/2024	155,000	[a]	147,503
Principal Financial Group Inc., Gtd. Notes	4.30	11/15/2046	125,000		103,250
				2,685,430
Internet Software & Services - .1%
Amazon.com Inc., Sr. Unscd. Notes	4.05	8/22/2047	175,000		153,894
Media - .5%
Charter Communications Operating LLC, Sr. Scd. Notes	4.91	7/23/2025	185,000		182,191
Comcast Corp., Gtd. Notes	2.65	2/1/2030	335,000		292,913
Comcast Corp., Gtd. Notes	2.89	11/1/2051	210,000		140,424
Comcast Corp., Gtd. Notes	6.50	11/15/2035	43,000		48,223
Sky Ltd., Gtd. Notes	3.75	9/16/2024	265,000	[a]	258,849
The Walt Disney Company, Gtd. Notes	4.00	10/1/2023	55,000		54,459
The Walt Disney Company, Gtd. Notes	6.65	11/15/2037	245,000		281,800
				1,258,859
Metals & Mining - .2%
Anglo American Capital PLC, Gtd. Notes	2.63	9/10/2030	400,000	[a]	324,423
Glencore Funding LLC, Gtd. Notes	2.63	9/23/2031	415,000	[a]	330,749
				655,172
Municipal Securities - .6%
Arizona Department of Transportation Highway Fund, Revenue Bonds, Refunding	2.46	7/1/2030	45,000		38,831
California, GO, Ser. A	2.38	10/1/2026	230,000		213,347
Connecticut, GO, Ser. A	2.10	7/1/2025	40,000		37,591

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 34.9% (continued)
Municipal Securities - .6% (continued)
Dallas Fort Worth International Airport, Revenue Bonds, Refunding, Ser. C	2.92	11/1/2050	160,000		112,105
Honolulu City & County Wastewater System, Revenue Bonds, Refunding, Ser. B	2.50	7/1/2027	25,000		22,750
Los Angeles Department of Water & Power, Revenue Bonds (Build America Bonds)	5.72	7/1/2039	120,000		129,917
Massachusetts School Building Authority, Revenue Bonds, Refunding, Ser. B	2.44	10/15/2027	115,000		102,055
Massachusetts Water Resources Authority, Revenue Bonds, Refunding (Green Bonds) Ser. F	2.16	8/1/2026	255,000		236,060
Metropolitan Transportation Authority, Revenue Bonds (Build America Bonds)	6.55	11/15/2031	225,000		233,140
Metropolitan Transportation Authority, Revenue Bonds (Build America Bonds) Ser. A2	6.09	11/15/2040	10,000		10,920
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. C	2.55	10/1/2028	250,000		220,689
New York City, GO (Build America Bonds) Ser. D	5.99	12/1/2036	135,000		143,499
Reedy Creek Improvement District, GO, Refunding, Ser. A	2.40	6/1/2032	65,000		50,093
Reedy Creek Improvement District, GO, Refunding, Ser. A	2.45	6/1/2033	65,000		48,787
Reedy Creek Improvement District, GO, Refunding, Ser. A	2.50	6/1/2034	50,000		36,675
Wisconsin, Revenue Bonds, Refunding, Ser. A	2.20	5/1/2027	135,000		119,873
				1,756,332
Real Estate - 1.1%
Alexandria Real Estate Equities Inc., Gtd. Notes	3.80	4/15/2026	225,000		217,595
Alexandria Real Estate Equities Inc., Gtd. Notes	4.50	7/30/2029	165,000		156,516
American Homes 4 Rent LP, Sr. Unscd. Notes	2.38	7/15/2031	90,000		70,106
AvalonBay Communities Inc., Sr. Unscd. Notes	3.30	6/1/2029	215,000		193,852
Crown Castle Inc., Sr. Unscd. Notes	2.25	1/15/2031	740,000		599,175
Equinix Inc., Sr. Unscd. Notes	2.50	5/15/2031	310,000	[c]	249,912

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 34.9% (continued)
Real Estate - 1.1% (continued)
Healthcare Realty Holdings LP, Gtd. Notes	3.10	2/15/2030	235,000		197,500
Prologis LP, Sr. Unscd. Notes	2.13	4/15/2027	40,000		36,090
Prologis LP, Sr. Unscd. Notes	2.25	4/15/2030	120,000		100,501
Realty Income Corp., Sr. Unscd. Notes	2.85	12/15/2032	225,000		184,975
SBA Tower Trust, Asset Backed Notes	2.84	1/15/2025	210,000	[a]	197,908
Simon Property Group LP, Sr. Unscd. Notes	3.50	9/1/2025	230,000		221,433
Spirit Realty LP, Gtd. Notes	2.10	3/15/2028	340,000		276,807
WP Carey Inc., Sr. Unscd. Notes	2.25	4/1/2033	295,000		218,321
WP Carey Inc., Sr. Unscd. Notes	2.40	2/1/2031	175,000		139,298
				3,059,989
Retailing - .3%
7-Eleven Inc., Sr. Unscd. Notes	2.80	2/10/2051	280,000	[a]	175,306
Dollar General Corp., Sr. Unscd. Notes	3.50	4/3/2030	200,000		181,776
Dollar Tree Inc., Sr. Unscd. Notes	4.20	5/15/2028	110,000		105,136
McDonald's Corp., Sr. Unscd. Notes	3.50	7/1/2027	100,000		95,728
McDonald's Corp., Sr. Unscd. Notes	3.60	7/1/2030	80,000		74,875
Target Corp., Sr. Unscd. Notes	3.38	4/15/2029	250,000		232,271
				865,092
Semiconductors & Semiconductor Equipment - .2%
Broadcom Inc., Sr. Unscd. Notes	3.42	4/15/2033	225,000	[a]	183,017
NXP BV, Gtd. Notes	2.65	2/15/2032	410,000		322,264
				505,281
Supranational Bank - .1%
Inter-American Development Bank, Sr. Unscd. Notes	2.50	1/18/2023	300,000	[c]	299,337
Technology Hardware & Equipment - .2%
Apple Inc., Sr. Unscd. Notes	2.05	9/11/2026	425,000		391,623
Dell International LLC, Sr. Scd. Notes	6.02	6/15/2026	130,000		132,833
Hewlett Packard Enterprise Co., Sr. Unscd. Notes	4.90	10/15/2025	105,000		104,964
				629,420
Telecommunication Services - .6%
AT&T Inc., Sr. Unscd. Notes	2.55	12/1/2033	438,000		344,505
Sprint Spectrum Co., Sr. Scd. Notes	4.74	3/20/2025	125,000	[a]	123,447
Telefonica Emisiones SA, Gtd. Notes	5.21	3/8/2047	150,000		122,726
T-Mobile USA Inc., Gtd. Notes	5.20	1/15/2033	180,000		181,095
T-Mobile USA Inc., Sr. Unscd. Notes	2.55	2/15/2031	155,000		128,673
T-Mobile USA Inc., Sr. Unscd. Notes	3.88	4/15/2030	270,000		248,238

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 34.9% (continued)
Telecommunication Services - .6% (continued)
Verizon Communications Inc., Sr. Unscd. Notes	2.36	3/15/2032	51,000		40,981
Verizon Communications Inc., Sr. Unscd. Notes	3.88	2/8/2029	140,000		132,521
Verizon Communications Inc., Sr. Unscd. Notes	4.02	12/3/2029	495,000		467,584
				1,789,770
Transportation - .4%
Canadian Pacific Railway Co., Gtd. Notes	2.45	12/2/2031	130,000		108,462
Canadian Pacific Railway Co., Gtd. Notes	3.00	12/2/2041	125,000		94,284
CSX Corp., Sr. Unscd. Notes	2.60	11/1/2026	380,000		354,594
CSX Corp., Sr. Unscd. Notes	3.35	11/1/2025	205,000		197,737
FedEx Corp., Gtd. Notes	4.40	1/15/2047	205,000		165,196
Union Pacific Corp., Sr. Unscd. Notes	3.15	3/1/2024	145,000		142,396
				1,062,669
U.S. Government Agencies Collateralized Mortgage Obligations - .4%
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-2, Cl. A2C	2.75	9/25/2029	265,000	[d]	233,268
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-3, Cl. A2C	2.75	11/25/2029	255,000	[d]	224,189
Government National Mortgage Association, Ser. 2022-173, Cl. PQ	5.00	6/20/2051	518,437		524,418
Government National Mortgage Association, Ser. 2022-177, CI. PL	6.00	6/20/2051	259,599		267,084
				1,248,959
U.S. Government Agencies Collateralized Municipal-Backed Securities - .6%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K089, Cl. A2	3.56	1/25/2029	560,000	[d]	536,168
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K090, Cl. A2	3.42	2/25/2029	545,000	[d]	517,554
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K095, Cl. A2	2.79	6/25/2029	775,000	[d]	706,575
				1,760,297

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 34.9% (continued)
U.S. Government Agencies Mortgage-Backed - 11.1%
Federal Home Loan Mortgage Corp.:
2.00%, 9/1/2050-12/1/2051			2,555,330	[d]	2,114,527
2.50%, 11/1/2027-9/1/2050			1,412,293	[d]	1,225,681
3.00%, 6/1/2031-12/1/2046			546,625	[d]	498,544
3.50%, 4/1/2035-7/1/2052			2,526,301	[d]	2,360,864
5.50%, 1/1/2036			25,440	[d]	26,757
Federal National Mortgage Association:
1.50%, 3/1/2051			514,808	[d]	402,946
2.00%, 8/1/2036-12/1/2051			6,247,440	[d]	5,216,409
2.50%, 9/1/2028-1/1/2052			4,291,311	[d]	3,730,645
3.00%, 6/1/2028-12/1/2050			3,646,340	[d]	3,337,955
3.50%, 8/1/2034-10/1/2050			3,439,407	[d]	3,223,644
4.00%, 7/1/2042-8/1/2052			4,229,459	[d]	4,040,265
4.50%, 2/1/2039-10/1/2052			2,351,759	[d]	2,326,047
5.00%, 4/1/2035-12/1/2048			286,390	[d]	290,443
5.50%, 9/1/2034-5/1/2039			23,027	[d]	23,548
8.00%, 3/1/2030			79	[d]	78
Government National Mortgage Association I:
5.50%, 4/15/2033			8,318		8,831
Government National Mortgage Association II:
3.00%, 1/20/2045-9/20/2051			1,388,402		1,269,389
3.50%, 7/20/2047-2/20/2052			869,869		818,951
4.00%, 10/20/2047-1/20/2048			214,982		208,459
4.50%, 7/20/2048			69,993		69,356
				31,193,339
U.S. Government Agencies Obligations - .2%
Federal National Mortgage Association, Notes	2.38	1/19/2023	575,000	[d]	573,383
U.S. Treasury Securities - 5.9%
U.S. Treasury Bonds	1.75	8/15/2041	4,415,000	[c]	3,082,567
U.S. Treasury Bonds	2.38	5/15/2051	3,498,000		2,602,936
U.S. Treasury Floating Rate Notes, 3 Month U.S. T-BILL +0.03%	4.36	7/31/2023	500,000	[b,c]	500,363
U.S. Treasury Floating Rate Notes, 3 Month U.S. T-BILL +0.03%	4.37	4/30/2023	2,800,000	[b]	2,802,461
U.S. Treasury Notes	0.88	9/30/2026	7,335,000		6,535,027
U.S. Treasury Notes	1.38	6/30/2023	1,000,000		980,977
				16,504,331
Utilities - 1.1%
American Electric Power Co., Sr. Unscd. Notes	3.25	3/1/2050	155,000		105,150
Berkshire Hathaway Energy Co., Sr. Unscd. Notes	3.25	4/15/2028	95,000		88,527

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 34.9% (continued)
Utilities - 1.1% (continued)
Consolidated Edison Company of New York Inc., Sr. Unscd. Debs., Ser. 20A	3.35	4/1/2030	170,000		153,803
Dominion Energy Inc., Sr. Unscd. Notes	3.90	10/1/2025	165,000		160,816
Duke Energy Corp., Sr. Unscd. Notes	3.15	8/15/2027	275,000		255,191
Duke Energy Progress LLC, First Mortgage Bonds	3.45	3/15/2029	245,000		227,398
Eversource Energy, Sr. Unscd. Notes, Ser. O	4.25	4/1/2029	215,000		204,715
Kentucky Utilities Co., First Mortgage Bonds	4.38	10/1/2045	105,000		89,925
Louisville Gas & Electric Co., First Mortgage Bonds	4.38	10/1/2045	125,000		107,359
NiSource Inc., Sr. Unscd. Notes	5.65	2/1/2045	230,000		227,683
NRG Energy Inc., Sr. Scd. Notes	2.45	12/2/2027	440,000	[a]	376,782
PacifiCorp, First Mortgage Bonds	5.35	12/1/2053	490,000		494,021
Sempra Energy, Sr. Unscd. Notes	3.40	2/1/2028	100,000		92,557
Sierra Pacific Power Co., Mortgage Notes, Ser. P	6.75	7/1/2037	25,000		27,689
Southern California Edison Co., First Mortgage Bonds	3.65	2/1/2050	40,000		29,963
Southern California Edison Co., First Mortgage Bonds, Ser. A	4.20	3/1/2029	235,000		223,667
Xcel Energy Inc., Sr. Unscd. Notes	2.60	12/1/2029	260,000		222,402
				3,087,648
Total Bonds and Notes (cost $110,538,717)			97,959,167
Description			Shares		Value ($)
Common Stocks - 56.9%
Advertising - .5%
Publicis Groupe SA			7,278	[e]	481,362
The Interpublic Group of Companies			23,494		807,254
				1,288,616
Aerospace & Defense - 1.8%
BAE Systems PLC			21,560		214,024
Howmet Aerospace Inc.			25,849		973,732
L3Harris Technologies Inc.			1,645		373,547
Northrop Grumman Corp.			2,094		1,116,709
Raytheon Technologies Corp.			14,371		1,418,705
The Boeing Company			5,844	[e]	1,045,375
				5,142,092
Agriculture - .0%
Imperial Brands PLC			3,924		100,799

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Common Stocks - 56.9% (continued)
Automobiles & Components - .5%
Cie Generale des Etablissements Michelin SCA	10,708	302,668
Daimler Truck Holding AG	2,279	[e] 74,366
General Motors Co.	24,269	984,351
Mercedes-Benz Group AG	2,182	146,569
		1,507,954
Banks - 2.1%
Bank of America Corp.	39,054	1,478,194
BNP Paribas SA	7,269	411,534
ING Groep NV	18,601	226,166
JPMorgan Chase & Co.	16,824	2,324,740
Macquarie Group Ltd.	1,274	157,608
Mizuho Financial Group Inc.	6,300	78,566
Sumitomo Mitsui Financial Group Inc.	9,100	308,475
Wells Fargo & Co.	17,968	861,566
		5,846,849
Beverage Products - .1%
Diageo PLC	4,852	225,450
Building Materials - .0%
HeidelbergCement AG	1,151	62,374
Chemicals - .1%
Evonik Industries AG	11,173	217,926
Yara International ASA	2,525	115,597
		333,523
Commercial & Professional Services - 1.3%
Ashtead Group PLC	1,725	105,136
Block Inc.	27,998	[e] 1,897,424
Brambles Ltd.	10,236	83,764
Cintas Corp.	2,731	1,261,121
Recruit Holdings Co.	6,000	191,510
		3,538,955
Consumer Discretionary - 1.3%
Aristocrat Leisure Ltd.	2,074	50,161
Bunzl PLC	2,364	86,829
Dolby Laboratories Inc., Cl. A	5,591	418,598
Ferguson PLC	1,367	154,999
International Game Technology PLC	23,308	571,978
ITOCHU Corp.	10,800	340,262
Las Vegas Sands Corp.	26,102	[e] 1,222,618
Nintendo Co.	2,000	86,071
Peloton Interactive Inc., Cl. A	49,030	[c,e] 557,961
Sony Group Corp.	2,400	198,654
		3,688,131

Description	Shares	Value ($)
Common Stocks - 56.9% (continued)
Consumer Durables & Apparel - .2%
Burberry Group PLC	10,282	271,361
LVMH SE	580	449,071
		720,432
Consumer Staples - .3%
Haleon PLC	21,596	[e] 74,366
The Estee Lauder Companies, Cl. A	3,343	788,246
Unilever PLC	1,638	82,235
		944,847
Diversified Financials - 3.1%
Ameriprise Financial Inc.	2,484	824,564
ASX Ltd.	8,611	416,066
CME Group Inc.	10,568	1,865,252
Melrose Industries PLC	48,355	78,788
Morgan Stanley	18,880	1,757,162
Singapore Exchange Ltd.	10,700	71,720
The Charles Schwab Corp.	11,843	977,521
The Goldman Sachs Group Inc.	4,208	1,624,919
Voya Financial Inc.	14,772	[c] 974,657
		8,590,649
Electronic Components - .7%
AMETEK Inc.	9,968	1,419,643
Casio Computer Co.	7,300	72,251
Quanta Services Inc.	3,991	598,171
		2,090,065
Energy - 4.7%
BP PLC	19,153	114,586
ConocoPhillips	10,729	1,325,139
Eni SPA	20,073	297,971
EOG Resources Inc.	6,238	885,359
EQT Corp.	68,960	2,924,594
Exxon Mobil Corp.	27,823	3,097,813
Hess Corp.	5,096	733,365
Marathon Petroleum Corp.	12,261	1,493,512
OMV AG	4,276	226,827
Schlumberger Ltd.	41,197	2,123,705
		13,222,871
Food & Staples Retailing - .2%
Sysco Corp.	5,144	445,007
Food Products - .1%
Koninklijke Ahold Delhaize NV	8,404	243,657
Tate & Lyle PLC	8,361	74,506
		318,163

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 56.9% (continued)
Health Care - 12.4%
AbbVie Inc.	4,683		754,806
Alcon Inc.	11,084	[c]	763,577
Align Technology Inc.	4,442	[e]	873,564
Bayer AG	6,744		389,861
Becton Dickinson and Co.	7,388		1,842,124
Biogen Inc.	2,444	[e]	745,835
BioMarin Pharmaceutical Inc.	6,169	[e]	622,946
Bio-Techne Corp.	8,728		741,793
Boston Scientific Corp.	31,551	[e]	1,428,314
Centene Corp.	9,226	[e]	803,123
Danaher Corp.	9,884		2,702,384
DexCom Inc.	19,573	[e]	2,275,948
Edwards Lifesciences Corp.	13,222	[e]	1,021,399
Eli Lilly & Co.	10,269		3,810,621
Euroapi SA	191	[e]	3,403
Gilead Sciences Inc.	13,125		1,152,769
GSK PLC	17,449		296,410
Horizon Therapeutics PLC	16,035	[e]	1,608,150
Humana Inc.	4,628		2,544,937
Illumina Inc.	3,416	[e]	744,961
Intuitive Surgical Inc.	4,715	[e]	1,274,889
Laboratory Corp. of America Holdings	1,846		444,332
McKesson Corp.	2,451		935,498
Medtronic PLC	13,713		1,083,876
Merck & Co.	12,857		1,415,813
Novartis AG	979		87,284
Regeneron Pharmaceuticals Inc.	479	[e]	360,064
Repligen Corp.	4,061	[e]	726,269
Roche Holding AG	1,532		497,957
Sanofi	6,094		550,572
Sanofi, ADR	16,538		749,998
Seagen Inc.	3,598	[e]	436,761
Shionogi & Co.	3,800		193,173
Sonova Holding AG	231		59,202
The Cooper Companies	2,349		743,106
		34,685,719
Industrial - 2.4%
ACS Actividades de Construccion y Servicios SA	3,356	[c]	95,145
Caterpillar Inc.	3,736		883,228
Eaton Corp.	8,514		1,391,613
FUJIFILM Holdings Corp.	1,900		102,786
Ingersoll Rand Inc.	41,720		2,251,628

Description	Shares		Value ($)
Common Stocks - 56.9% (continued)
Industrial - 2.4% (continued)
Mitsubishi Electric Corp.	6,700		67,666
Trane Technologies PLC	9,292		1,657,879
Vinci SA	2,283		232,443
		6,682,388
Information Technology - 4.6%
Ansys Inc.	3,339	[e]	849,108
Bill.com Holdings Inc.	4,166	[e]	501,670
Datadog Inc., Cl. A	4,992	[e]	378,294
Fidelity National Information Services Inc.	8,216		596,317
Fiserv Inc.	3,847	[e]	401,473
HubSpot Inc.	2,389	[e]	723,939
Microsoft Corp.	24,418		6,230,009
Roper Technologies Inc.	1,770		776,835
Salesforce Inc.	7,446	[e]	1,193,221
Twilio Inc., Cl. A	20,725	[e]	1,015,939
Zoom Video Communications Inc., CI. A	3,229	[e]	243,563
		12,910,368
Insurance - 4.0%
Ageas SA	6,674		269,269
Allianz SE	850		181,308
Aon PLC, Cl. A	2,429		748,812
Assurant Inc.	10,480		1,343,746
AXA SA	4,700		134,452
Berkshire Hathaway Inc., Cl. B	11,179	[e]	3,561,629
Chubb Ltd.	5,043		1,107,392
Everest Re Group Ltd.	1,253		423,439
MetLife Inc.	17,199		1,319,163
RenaissanceRe Holdings Ltd.	2,182	[c]	412,202
The Allstate Corp.	3,873		518,595
The Progressive Corp.	8,774		1,159,484
		11,179,491
Internet Software & Services - 5.4%
Alphabet Inc., Cl. A	11,864	[e]	1,198,145
Alphabet Inc., Cl. C	48,666	[e]	4,937,166
Amazon.com Inc.	47,473	[e]	4,583,043
Booking Holdings Inc.	653	[e]	1,357,881
Chewy Inc., Cl. A	14,912	[c,e]	643,155
Farfetch Ltd., Cl. A	17,378	[e]	147,713
Match Group Inc.	5,316	[e]	268,777
Shopify Inc., Cl. A	33,925	[e]	1,386,854
Trend Micro Inc.	1,100		54,609

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 56.9% (continued)
Internet Software & Services - 5.4% (continued)
Uber Technologies Inc.	22,770	[e]	663,518
		15,240,861
Media - .4%
Netflix Inc.	1,653	[e]	505,041
The Walt Disney Company	5,133	[e]	502,367
		1,007,408
Metals & Mining - 1.2%
Alcoa Corp.	27,985		1,402,888
Fortescue Metals Group Ltd.	11,616		154,605
Freeport-McMoRan Inc.	39,071		1,555,026
Rio Tinto PLC	3,983		270,584
		3,383,103
Real Estate - .1%
Klepierre SA	4,781		111,400
Sun Hung Kai Properties Ltd.	15,500		187,435
		298,835
Retailing - .2%
Lululemon Athletica Inc.	1,308	[e]	497,445
Semiconductors & Semiconductor Equipment - 2.4%
Advantest Corp.	3,300		226,897
Applied Materials Inc.	12,806		1,403,538
ASML Holding NV	931		566,300
Marvell Technology Inc.	15,661		728,550
Micron Technology Inc.	12,337		711,228
NVIDIA Corp.	15,337		2,595,480
Renesas Electronics Corp.	23,400	[e]	231,750
STMicroelectronics NV	1,848		71,508
Tokyo Electron Ltd.	400		137,063
		6,672,314
Technology Hardware & Equipment - 3.6%
Apple Inc.	35,983		5,326,563
Check Point Software Technologies Ltd.	5,668	[e]	752,880
Ciena Corp.	9,099	[e]	409,091
Corning Inc.	13,689		467,206
CrowdStrike Holdings Inc., CI. A	3,796	[e]	446,599
Fujitsu Ltd.	1,100		149,366
Hewlett Packard Enterprise Co.	62,715		1,052,358
Qualcomm Inc.	4,432		560,604
Teleperformance	248		56,179
Zebra Technologies Corp., Cl. A	3,410	[e]	921,655
		10,142,501

Description		Shares		Value ($)
Common Stocks - 56.9% (continued)
Telecommunication Services - .9%
Cisco Systems Inc.		36,154		1,797,577
Nippon Telegraph & Telephone Corp.		13,300		368,543
Vodafone Group PLC		224,269		249,191
			2,415,311
Transportation - .5%
AP Moller - Maersk A/S, Cl. B		39		85,093
Deutsche Post AG		9,786		385,997
FedEx Corp.		3,124		569,255
Kuehne + Nagel International AG		1,510	[c]	367,125
			1,407,470
Utilities - 1.8%
AGL Energy Ltd.		12,664	[c]	69,135
Centrica PLC		99,791		114,788
Constellation Energy Corp.		20,582		1,978,342
Enel SPA		78,782		429,245
Exelon Corp.		22,502		930,908
PPL Corp.		22,461		663,049
SSE PLC		7,785		161,817
The AES Corp.		21,960		635,083
			4,982,367
Total Common Stocks (cost $132,587,123)		159,572,358
	Preferred Dividend Yield (%)
Preferred Stocks - .1%
Automobiles & Components - .1%
Volkswagen AG (cost $262,276)	5.53	1,687		245,735

Exchange-Traded Funds - 1.9%
Registered Investment Companies - 1.9%
iShares Core U.S. Aggregate Bond ETF		18,452	[c]	1,813,647
iShares MSCI EAFE ETF		4,132	[c]	277,340
SPDR S&P 500 ETF Trust		8,048	[c]	3,281,009
Total Exchange-Traded Funds (cost $5,063,627)		5,371,996

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 6.2%
Registered Investment Companies - 6.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $17,486,986)	3.94	17,486,986	[f] 17,486,986

Investment of Cash Collateral for Securities Loaned - 1.7%
Registered Investment Companies - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $4,696,375)	3.94	4,696,375	[f] 4,696,375
Total Investments (cost $270,635,104)		101.7%	285,332,617
Liabilities, Less Cash and Receivables		(1.7%)	(4,725,199)
Net Assets		100.0%	280,607,418

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

GO—General Obligation

LIBOR—London Interbank Offered Rate

SPDR—Standard & Poor's Depository Receipt

U.S. T-BILL—U.S. Treasury Bill Money Market Yield

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2022, these securities were valued at $9,483,078 or 3.38% of net assets.

b Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

c Security, or portion thereof, on loan. At November 30, 2022, the value of the fund’s securities on loan was $9,165,358 and the value of the collateral was $9,161,104, consisting of cash collateral of $4,696,375 and U.S. Government & Agency securities valued at $4,464,729. In addition, the value of collateral may include pending sales that are also on loan.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Non-income producing security.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Consumer, Non-cyclical	16.5
Financial	14.4
Mortgage Securities	13.2
Technology	10.8
Investment Companies	9.8
Communications	8.6
Government	7.3
Industrial	6.3
Energy	5.6
Consumer, Cyclical	3.1
Utilities	2.9
Basic Materials	1.7
Asset Backed Securities	1.4
Beverages	.1
101.7

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 11/30/2021	Purchases ($)†	Sales ($)	Value ($) 11/30/2022	Dividends/ Distributions ($)
Registered Investment Companies - 6.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 6.2%	4,692,514	128,326,538	(115,532,066)	17,486,986	70,651
Investment of Cash Collateral for Securities Loaned - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 1.7%	3,906,074	134,289,386	(133,499,085)	4,696,375	13,986	††
Total - 7.9%	8,598,588	262,615,924	(249,031,151)	22,183,361	84,637

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
U.S. Treasury 2 Year Notes	29	3/31/2023	5,939,882	5,955,422	15,540
U.S. Treasury 5 Year Notes	23	3/31/2023	2,482,060	2,497,117	15,057
U.S. Treasury Ultra Long Bond	19	3/22/2023	2,572,160	2,589,344	17,184
Futures Short
U.S. Treasury 10 Year Notes	20	3/22/2023	2,256,133	2,270,000	(13,867)
Ultra 10 Year U.S. Treasury Notes	4	3/22/2023	477,328	478,625	(1,297)
Gross Unrealized Appreciation				47,781
Gross Unrealized Depreciation				(15,164)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2022

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $9,165,358)—Note 1(c):
Unaffiliated issuers	248,451,743	263,149,256
Affiliated issuers	22,183,361	22,183,361
Cash denominated in foreign currency	91,898	93,557
Receivable for investment securities sold		1,937,162
Dividends, interest and securities lending income receivable		766,325
Cash collateral held by broker—Note 4		178,964
Tax reclaim receivable—Note 1(b)		31,241
Receivable for shares of Beneficial Interest subscribed		30,335
Receivable for futures variation margin—Note 4		5,137
Prepaid expenses		66,332
		288,441,670
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		241,053
Liability for securities on loan—Note 1(c)		4,696,375
Payable for investment securities purchased		2,472,797
Payable for shares of Beneficial Interest redeemed		271,938
Trustees’ fees and expenses payable		3,627
Other accrued expenses		148,462
		7,834,252
Net Assets ($)		280,607,418
Composition of Net Assets ($):
Paid-in capital		256,789,243
Total distributable earnings (loss)		23,818,175
Net Assets ($)		280,607,418

Net Asset Value Per Share	Class A	Class C	Class I	Class J	Class Y	Class Z
Net Assets ($)	215,327,501	8,981,704	12,004,021	12,449,438	2,382,945	29,461,809
Shares Outstanding	9,994,155	421,379	559,462	576,588	110,515	1,375,366
Net Asset Value Per Share ($)	21.55	21.32	21.46	21.59	21.56	21.42

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended November 30, 2022

Investment Income ($):
Income:
Interest	2,716,567
Dividends (net of $56,935 foreign taxes withheld at source):
Unaffiliated issuers	2,557,758
Affiliated issuers	70,651
Income from securities lending—Note 1(c)	13,986
Total Income	5,358,962
Expenses:
Management fee—Note 3(a)	2,447,841
Shareholder servicing costs—Note 3(c)	858,794
Professional fees	106,442
Registration fees	104,003
Distribution fees—Note 3(b)	78,348
Prospectus and shareholders’ reports	52,583
Custodian fees—Note 3(c)	28,629
Chief Compliance Officer fees—Note 3(c)	20,433
Trustees’ fees and expenses—Note 3(d)	14,509
Loan commitment fees—Note 2	6,474
Miscellaneous	47,018
Total Expenses	3,765,074
Less—reduction in expenses due to undertaking—Note 3(a)	(293,947)
Less—reduction in fees due to earnings credits—Note 3(c)	(3,728)
Net Expenses	3,467,399
Net Investment Income	1,891,563
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	9,333,532
Net realized gain (loss) on futures	(569,736)
Net Realized Gain (Loss)	8,763,796
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(49,467,117)
Net change in unrealized appreciation (depreciation) on futures	(55,513)
Net Change in Unrealized Appreciation (Depreciation)	(49,522,630)
Net Realized and Unrealized Gain (Loss) on Investments	(40,758,834)
Net (Decrease) in Net Assets Resulting from Operations	(38,867,271)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2022	2021
Operations ($):
Net investment income	1,891,563	826,038
Net realized gain (loss) on investments	8,763,796	44,534,670
Net change in unrealized appreciation (depreciation) on investments	(49,522,630)	2,303,018
Net Increase (Decrease) in Net Assets Resulting from Operations	(38,867,271)	47,663,726
Distributions ($):
Distributions to shareholders:
Class A	(31,807,038)	(9,829,567)
Class C	(1,447,367)	(419,951)
Class I	(1,999,524)	(577,336)
Class J	(1,799,186)	(586,026)
Class Y	(747,510)	(301,733)
Class Z	(4,321,966)	(1,405,862)
Total Distributions	(42,122,591)	(13,120,475)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	8,989,661	17,951,974
Class C	618,498	2,661,356
Class I	5,201,109	3,841,005
Class J	41,136	53,672
Class Z	645,049	1,370,343
Distributions reinvested:
Class A	29,859,381	9,319,630
Class C	1,441,372	413,471
Class I	1,886,183	542,433
Class J	1,736,746	565,527
Class Y	747,510	301,733
Class Z	4,132,487	1,327,439
Cost of shares redeemed:
Class A	(34,227,526)	(29,534,671)
Class C	(3,018,461)	(4,265,088)
Class I	(7,399,919)	(2,938,333)
Class J	(844,816)	(1,203,421)
Class Y	(3,917,605)	(1,768,143)
Class Z	(2,747,327)	(4,424,657)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	3,143,478	(5,785,730)
Total Increase (Decrease) in Net Assets	(77,846,384)	28,757,521
Net Assets ($):
Beginning of Period	358,453,802	329,696,281
End of Period	280,607,418	358,453,802

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended November 30,
	2022	2021
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	387,537	686,951
Shares issued for distributions reinvested	1,205,330	381,897
Shares redeemed	(1,539,428)	(1,133,350)
Net Increase (Decrease) in Shares Outstanding	53,439	(64,502)
Class Ca
Shares sold	26,573	102,214
Shares issued for distributions reinvested	58,418	16,906
Shares redeemed	(134,278)	(163,708)
Net Increase (Decrease) in Shares Outstanding	(49,287)	(44,588)
Class Ib
Shares sold	226,337	149,393
Shares issued for distributions reinvested	76,513	22,310
Shares redeemed	(337,657)	(114,562)
Net Increase (Decrease) in Shares Outstanding	(34,807)	57,141
Class J
Shares sold	1,789	2,061
Shares issued for distributions reinvested	70,013	23,129
Shares redeemed	(37,301)	(46,038)
Net Increase (Decrease) in Shares Outstanding	34,501	(20,848)
Class Y
Shares issued for distributions reinvested	30,109	12,362
Shares redeemed	(156,266)	(71,303)
Net Increase (Decrease) in Shares Outstanding	(126,157)	(58,941)
Class Z
Shares sold	28,932	54,317
Shares issued for distributions reinvested	167,847	54,644
Shares redeemed	(126,030)	(173,017)
Net Increase (Decrease) in Shares Outstanding	70,749	(64,056)

[a]

During the period ended November 30, 2022, 8,120 Class C shares representing $217,284 were automatically converted to 8,077 Class A shares and during the period ended November 30, 2021, 8,092 Class C shares representing $210,186 were automatically converted to 8,074 Class A shares.

[b]	During the period ended November 30, 2022, 4,285 Class A shares representing $89,851 were exchanged for 4,310 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class A Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	27.39	24.82	23.32	23.22	23.61
Investment Operations:
Net investment income[a]	.13	.06	.16	.29	.24
Net realized and unrealized gain (loss) on investments	(2.78)	3.49	2.16	1.76	.50
Total from Investment Operations	(2.65)	3.55	2.32	2.05	.74
Distributions:
Dividends from net investment income	(.07)	(.16)	(.30)	(.26)	(.20)
Dividends from net realized gain on investments	(3.12)	(.82)	(.52)	(1.69)	(.93)
Total Distributions	(3.19)	(.98)	(.82)	(1.95)	(1.13)
Net asset value, end of period	21.55	27.39	24.82	23.32	23.22
Total Return (%)[b]	(11.11)	14.83	10.32	10.23	3.24
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.24	1.22	1.24	1.24	1.24
Ratio of net expenses to average net assets	1.15	1.17	1.20	1.20	1.20
Ratio of net investment income to average net assets	.60	.22	.72	1.32	1.01
Portfolio Turnover Rate	68.43	79.60	95.62[c]	109.36	98.95
Net Assets, end of period ($ x 1,000)	215,328	272,320	248,370	246,554	240,418

a Based on average shares outstanding.

b Exclusive of sales charge.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended November 30, 2020 was 86.13%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class C Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	27.25	24.72	23.24	23.16	23.52
Investment Operations:
Net investment income (loss)[a]	(.03)	(.14)	(.01)	.12	.05
Net realized and unrealized gain (loss) on investments	(2.78)	3.49	2.15	1.78	.52
Total from Investment Operations	(2.81)	3.35	2.14	1.90	.57
Distributions:
Dividends from net investment income	-	-	(.14)	(.13)	-
Dividends from net realized gain on investments	(3.12)	(.82)	(.52)	(1.69)	(.93)
Total Distributions	(3.12)	(.82)	(.66)	(1.82)	(.93)
Net asset value, end of period	21.32	27.25	24.72	23.24	23.16
Total Return (%)[b]	(11.82)	13.96	9.48	9.46	2.43
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.02	1.99	2.01	2.01	1.99
Ratio of net expenses to average net assets	1.90	1.92	1.95	1.95	1.95
Ratio of net investment income (loss) to average net assets	(.15)	(.53)	(.02)	.57	.22
Portfolio Turnover Rate	68.43	79.60	95.62[c]	109.36	98.95
Net Assets, end of period ($ x 1,000)	8,982	12,826	12,737	12,838	11,805

a Based on average shares outstanding.

b Exclusive of sales charge.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended November 30, 2020 was 86.13%.

See notes to financial statements.

	Year Ended November 30,
Class I Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	27.36	24.79	23.29	23.30	23.68
Investment Operations:
Net investment income[a]	.19	.12	.21	.33	.27
Net realized and unrealized gain (loss) on investments	(2.78)	3.49	2.17	1.77	.54
Total from Investment Operations	(2.59)	3.61	2.38	2.10	.81
Distributions:
Dividends from net investment income	(.19)	(.22)	(.36)	(.42)	(.26)
Dividends from net realized gain on investments	(3.12)	(.82)	(.52)	(1.69)	(.93)
Total Distributions	(3.31)	(1.04)	(.88)	(2.11)	(1.19)
Net asset value, end of period	21.46	27.36	24.79	23.29	23.30
Total Return (%)	(10.90)	15.13	10.61	10.55	3.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01	.98	1.00	1.01	1.00
Ratio of net expenses to average net assets	.90	.92	.95	.95	.95
Ratio of net investment income to average net assets	.85	.47	.96	1.59	1.22
Portfolio Turnover Rate	68.43	79.60	95.62[b]	109.36	98.95
Net Assets, end of period ($ x 1,000)	12,004	16,259	13,317	11,251	21,301

a Based on average shares outstanding.

b The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended November 30, 2020 was 86.13%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class J Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	27.51	24.92	23.41	23.30	23.68
Investment Operations:
Net investment income[a]	.19	.12	.22	.35	.29
Net realized and unrealized gain (loss) on investments	(2.80)	3.51	2.17	1.76	.51
Total from Investment Operations	(2.61)	3.63	2.39	2.11	.80
Distributions:
Dividends from net investment income	(.19)	(.22)	(.36)	(.31)	(.25)
Dividends from net realized gain on investments	(3.12)	(.82)	(.52)	(1.69)	(.93)
Total Distributions	(3.31)	(1.04)	(.88)	(2.00)	(1.18)
Net asset value, end of period	21.59	27.51	24.92	23.41	23.30
Total Return (%)	(10.92)	15.13	10.59	10.55	3.46
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.99	.97	.99	1.00	.99
Ratio of net expenses to average net assets	.90	.92	.95	.95	.95
Ratio of net investment income to average net assets	.85	.47	.97	1.58	1.25
Portfolio Turnover Rate	68.43	79.60	95.62[b]	109.36	98.95
Net Assets, end of period ($ x 1,000)	12,449	14,914	14,031	13,810	16,415

a Based on average shares outstanding.

b The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended November 30, 2020 was 86.13%.

See notes to financial statements.

	Year Ended November 30,
Class Y Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	27.48	24.90	23.39	23.31	23.69
Investment Operations:
Net investment income[a]	.20	.12	.22	.35	. 29
Net realized and unrealized gain (loss) on investments	(2.81)	3.50	2.17	1.75	.52
Total from Investment Operations	(2.61)	3.62	2.39	2.10	.81
Distributions:
Dividends from net investment income	(.19)	(.22)	(.36)	(.33)	(.26)
Dividends from net realized gain on investments	(3.12)	(.82)	(.52)	(1.69)	(.93)
Total Distributions	(3.31)	(1.04)	(.88)	(2.02)	(1.19)
Net asset value, end of period	21.56	27.48	24.90	23.39	23.31
Total Return (%)	(10.94)	15.12	10.62	10.51	3.52
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94	.92	.94	.96	1.09
Ratio of net expenses to average net assets	.90	.92	.94	.95	.95
Ratio of net investment income to average net assets	.85	.47	.96	1.49	1.26
Portfolio Turnover Rate	68.43	79.60	95.62[b]	109.36	98.95
Net Assets, end of period ($ x 1,000)	2,383	6,505	7,362	5,392	11

a Based on average shares outstanding.

b The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended November 30, 2020 was 86.13%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class Z Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	27.31	24.75	23.24	23.16	23.54
Investment Operations:
Net investment income[a]	.17	.10	.21	.32	.28
Net realized and unrealized gain (loss) on investments	(2.78)	3.49	2.15	1.75	.50
Total from Investment Operations	(2.61)	3.59	2.36	2.07	.78
Distributions:
Dividends from net investment income	(.16)	(.21)	(.33)	(.30)	(.23)
Dividends from net realized gain on investments	(3.12)	(.82)	(.52)	(1.69)	(.93)
Total Distributions	(3.28)	(1.03)	(.85)	(1.99)	(1.16)
Net asset value, end of period	21.42	27.31	24.75	23.24	23.16
Total Return (%)	(10.99)	15.05	10.55	10.41	3.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.09	1.05	1.07	1.11	1.07
Ratio of net expenses to average net assets	.98	.99	1.02	1.05	1.01
Ratio of net investment income to average net assets	.78	.40	.93	1.47	1.19
Portfolio Turnover Rate	68.43	79.60	95.62[b]	109.36	98.95
Net Assets, end of period ($ x 1,000)	29,462	35,630	33,881	32,989	33,129

a Based on average shares outstanding.

b The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended November 30, 2020 was 86.13%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Balanced Opportunity Fund (the “fund”) is the sole series of BNY Mellon Investment Funds VI (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek a high total return through a combination of capital appreciation and current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (“NIMNA”) and Insight North America LLC (“INA”) (collectively the “Sub-Advisers”), each a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serve as the fund’s sub-advisers.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class J, Class Y and Class Z. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class J and Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class J and Class Z shares generally are not available for new accounts and Class Z shares bear Shareholder Services Plan fees. Class I, Class Y, Class J and Class Z shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency

NOTES TO FINANCIAL STATEMENTS (continued)

costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), and futures are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (continued)

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by a Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	-	3,896,418		-	3,896,418
Commercial Mortgage-Backed	-	2,763,563		-	2,763,563
Corporate Bonds	-	37,020,909		-	37,020,909
Equity Securities - Common Stocks	145,068,522	14,503,836	††	-	159,572,358
Equity Securities - Preferred Stocks	-	245,735	††	-	245,735
Exchange-Traded Funds	5,371,996	-		-	5,371,996
Foreign Governmental	-	1,241,636		-	1,241,636
Investment Companies	22,183,361	-		-	22,183,361
Municipal Securities	-	1,756,332		-	1,756,332
U.S. Government Agencies Collateralized Mortgage Obligations	-	1,248,959		-	1,248,959
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	1,760,297		-	1,760,297
U.S. Government Agencies Mortgage-Backed	-	31,193,339		-	31,193,339
U.S. Government Agencies Obligations	-	573,383		-	573,383
U.S. Treasury Securities	-	16,504,331		-	16,504,331

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Other Financial Instruments:
Futures†††	47,781	-	-	47,781
Liabilities ($)
Other Financial Instruments:
Futures†††	(15,164)	-	-	(15,164)

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of November 30, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. At November 30, 2022, the market value of the collateral was 99.95% of the market value of the securities on loan. The fund received additional collateral subsequent to year end which resulted in the market value of the collateral to be at least 100% of the market value of the securities on loan. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended November 30, 2022, BNY Mellon earned $1,904 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country,

NOTES TO FINANCIAL STATEMENTS (continued)

region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

The fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2022, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,722,536, undistributed capital gains $11,747,007, other accumulated losses $305 and unrealized appreciation $10,348,937.

The tax character of distributions paid to shareholders during the fiscal years ended November 30, 2022 and November 30, 2021 were as follows: ordinary income $9,200,306 and $5,259,318, and long-term capital gains $32,922,285 and $7,861,157, respectively.

(h) New accounting pronouncements: In 2020, the FASB issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.

The objective of the guidance in Topic 848 is to provide temporary relief during the transition period. The FASB included a sunset provision within Topic 848 based on expectations of when the LIBOR would cease being published. At the time that Update 2020-04 was issued, the UK Financial Conduct Authority (FCA) had established its intent that it would no longer be necessary to persuade, or compel, banks to submit to LIBOR after December 31, 2021. As a result, the sunset provision was set for December 31, 2022—12 months after the expected cessation date of all currencies and tenors of LIBOR.

In March 2021, the FCA announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023, which is beyond the current sunset date of Topic 848.

Because the current relief in Topic 848 may not cover a period of time during which a significant number of modifications may take place, the amendments in this Update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024 (“FASB Sunset Date”), after which entities will no longer be permitted to apply the relief in Topic 848.

Management had evaluated the impact of Topic 848 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management has no concerns in adopting Topic 848 by FASB Sunset Date. Management will continue to work with other financial

NOTES TO FINANCIAL STATEMENTS (continued)

institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2022 the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from December 1, 2021 through March 31, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the fund’s classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expense) exceed .90% of the value of the fund’s average daily net assets. On or after March 31, 2023, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $293,947 during the period ended November 30, 2022.

Pursuant to a sub-investment advisory agreements between the Adviser and the Sub-Advisers, the Adviser pays NIMNA a monthly fee at an annual rate of .30% and INA a monthly fee at an annual rate of .04% of the value of it’s portion of the fund’s average daily net assets.

During the period ended November 30, 2022, the Distributor retained $3,370 from commissions earned on sales of the fund’s Class A shares and

$15,295 and $1,097 from CDSC fees on redemptions of the fund’s Class A and Class C shares, respectively.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended November 30, 2022, Class C shares were charged $78,348 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2022, Class A and Class C shares were charged $585,042 and $26,116, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2022, Class Z shares were charged $25,443 pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees

NOTES TO FINANCIAL STATEMENTS (continued)

when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2022, the fund was charged $93,067 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $3,728.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2022, the fund was charged $28,629 pursuant to the custody agreement.

During the period ended November 30, 2022, the fund was charged $20,433 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $180,014, Distribution Plan fees of $5,545, Shareholder Services Plan fees of $46,995, Custodian fees of $14,400, Chief Compliance Officer fees of $3,266 and Transfer Agent fees of $21,905, which are offset against an expense reimbursement currently in effect in the amount of $31,072.

(d) Each Board Member also serves as a Board Member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and futures during the period ended November 30, 2022, amounted to $204,730,704 and $257,323,308, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The SEC recently adopted Rule 18f-4 under the Act, which, effective August 18, 2022, regulates the use of derivatives transactions for certain funds registered under the Act.

The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements. Each type of derivative instrument that was held by the fund during the period ended November 30, 2022 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at November 30, 2022 are set forth in the Statement of Investments.

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2022:

Average Market Value ($)
Interest rate futures	18,857,987

At November 30, 2022, the cost of investments for federal income tax purposes was $274,986,404; accordingly, accumulated net unrealized appreciation on investments was $10,346,213, consisting of $38,072,090 gross unrealized appreciation and $27,725,877 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of BNY Mellon Balanced Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Balanced Opportunity Fund (the “Fund”) (the sole fund constituting BNY Mellon Investment Funds VI), including the statement of investments, as of November 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole fund constituting BNY Mellon Investment Funds VI) at November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
January 23, 2023

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 27.83% of the ordinary dividends paid during the fiscal year ended November 30, 2022 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,797,496 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2023 of the percentage applicable to the preparation of their 2022 income tax returns. Also, the fund hereby reports $.2173 per share as a long-term capital gain distribution paid on March 29, 2022 and also $.6163 per share as a short-term capital gain distribution and $2.2887 per share as a long-term capital gain distribution paid on December 15, 2021.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (79)

Chairman of the Board (2003)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 92

———————

Peggy C. Davis (79)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 32

———————

Gina D. France (64)

Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 22

———————

Joan Gulley (75)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 39

———————

Robin A. Melvin (59)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois, Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 71

———————

Michael D. DiLecce (60)

Advisory Board Member (2022)

Principal Occupation During Past 5 Years:

• Retired since July 2022. Global Asset Management Assurance Leader, Ernst & Young LLP (2015-2022)

• Americas Regional Talent Managing Partner for Ernst & Young’s Financial Service Practice (2017-2021)

• Partner, Ernst & Young LLP (1997-2022)

No. of Portfolios for which Board Member Serves: 22

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 54 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since September 2003.

Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since September 2003.

Senior Managing Counsel of BNY Mellon. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 54 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President and Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 54 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since September 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 54 investment companies (comprised of 112 portfolios) managed by the Adviser. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 48 investment companies (comprised of 120 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

This page intentionally left blank.

This page intentionally left blank.

For More Information

BNY Mellon Balanced Opportunity Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Advisers

Newton Investment Management North America, LLC
BNY Mellon Center,
201 Washington Street,
Boston, MA 02108

Insight North America LLC
200 Park Avenue, 7th Floor
New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DBOAX Class C: DBOCX Class I: DBORX Class J: THPBX Class Y: DBOYX Class Z: DBOZX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6000AR1122

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Gina D. France, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Ms. France is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $42,156 in 2021 and $42,999 in 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $12,924 in 2021 and $13,413 in 2022. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2021 and $0 in 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $5,222 in 2021 and $4,763 in 2022. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $6,737 in 2021 and $6,737 in 2022.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $4,015 in 2021 and $2,117 in 2022. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2021 and $0 in 2022.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,747,329 in 2021 and $2,144,335 in 2022.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds VI

By: /s/ David J. DiPetrillo

         David J. DiPetrillo

         President (Principal Executive Officer)

Date: January 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

         David J. DiPetrillo

         President (Principal Executive Officer)

Date: January 21, 2023

By: /s/ James Windels

         James Windels

         Treasurer (Principal Financial Officer)

Date: January 20, 2023

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)